UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2007

New Peoples Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-33411	31-1804543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

67 Commerce Drive, Honaker, Virginia	24260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 873-7000

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 24, 2007, New Peoples Bankshares, Inc. announced that the Board of Directors has approved a 13-for-10 common stock split, to be effected in the form of a stock dividend, payable on September 12, 2007, to shareholders of record as of the close of business on September 4, 2007. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated August 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PEOPLES BANKSHARES, INC.
(Registrant)

/s/ C. Todd Asbury
C. Todd Asbury
Senior Vice President and Chief Financial Officer

Date: August 24, 2007

Exhibit Index

Exhibit

Number	Exhibit Description

99.1	Press release dated August 24, 2007